FEDERATED AGGRESSIVE GROWTH FUND
FEDERATED COMMUNICATIONS TECHNOLOGY FUND
FEDERATED LARGE CAP GROWTH FUND
FEDERATED INTERNATIONAL SMALL COMPANY FUND

(the "Special Offer Funds")
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SUPPLEMENT TO PROSPECTUSES DATED DECEMBER 31, 1999 AND MARCH 31, 1999.

                                  SPECIAL OFFER

     For the period March 1, 2000 through March 31, 2000 (unless terminated sooner as described below) (the "Offering Period")1, Federated Securities Corp. (the "Distributor"), the principal underwriter for the Special Offer Funds, will waive the front-end sales charge when you purchase Class A Shares of the above-referenced Special Offer Funds. Consequently, you may purchase Class A Shares of the Special Offer Funds during the Offering Period at their next calculated net asset value. WHILE THIS MAY BENEFIT MANY INVESTORS, YOU SHOULD REVIEW THE FOLLOWING INFORMATION CAREFULLY BEFORE INVESTING IN ANY CLASS OF SHARES OF THE SPECIAL OFFER FUNDS.

     GENERAL INFORMATION. The Distributor will pay the selling investment professionals' firms a commission of 2.00% of the offering price on sales of Class A Shares during the Offering Period. During the Offering Period, Class A Shares will not be subject to the sales charge schedule described in the prospectus under "What Do Shares Cost?--Sales Charge When You Purchase."

     Class A Shares which you purchase during the Offering Period will be subject (except as described below) to a contingent deferred sales charge ("CDSC") of 2.00% for redemptions occurring within 30 months after the first day of the calendar month following the month in which your purchase is made (the "CDSC Period"). The CDSC will be calculated using the share price at the time of the purchase or the time of redemption, whichever is lower.

     The CDSC will not apply to, and the Distributor will not pay commissions for, Class A Shares of the Special Offer Funds purchased under any of the following circumstances:

o within 120 days of redeeming Shares of the same Special Offer Fund of an equal or lesser amount; o by exchanging shares from Class A Shares of another Federated fund (other than a money market fund);

o through wrap accounts or other investment programs where you pay the investment professional directly for services;

o through firms and investment professionals that receive no portion of the sales charge;

o as a Federated Life Member (Class A Shares only) and their immediate family members; or

o as a Trustee or employee of a Special Offering Fund, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals.

     EFFECT ON EXCHANGE PRIVILEGES. You may exchange Class A Shares purchased during the Offering Period with Class A Shares of any other Special Offer Fund without incurring the 2.00% CDSC, but the shares you receive upon such exchange will be subject to the CDSC if redeemed during the CDSC Period. Notwithstanding any statement to the contrary in any prospectus for any other Federated Fund, Class A Shares which you purchase through this Special Offer may not be exchanged during the CDSC Period for shares of other Federated funds which are not subject to this Special Offer. If the Class A Shares you purchase through this Special Offer are redeemed during the CDSC Period and the proceeds are immediately invested into other Federated funds' Class A Shares, the CDSC will be deducted from the proceeds of the redemption, but the sales charge on the subsequent purchase will be waived and investment professionals and their firms will receive no portion of a sales charge on that purchase. YOU SHOULD CONSIDER THE LIMITED EXCHANGE PRIVILEGE WHEN DECIDING WHETHER TO PURCHASE CLASS A SHARES DURING THE OFFERING PERIOD.

     INFORMATION ABOUT LARGE INVESTMENTS. During the Offering Period, the Distributor will waive the 0.75% CDSC (described in the Special Offer Funds' prospectuses under "What Do Shares Cost?--Sales Charge When You Purchase") normally imposed on purchases of $1 million or greater; however, such purchases made during the Offering Period will be subject to the 2.00% CDSC as described above. Other than related to certain qualified plans, investment professionals will not receive an advance payment or commission on such purchases after the Offering Period. IN DECIDING WHETHER TO PURCHASE SHARES THROUGH THIS SPECIAL OFFER, YOU SHOULD CONSIDER THAT PURCHASES OF $1 MILLION OR GREATER IN CLASS A SHARES OF THE SPECIAL OFFER FUNDS MADE AFTER THE OFFERING PERIOD WILL NOT BE SUBJECT TO A FRONT-END SALES CHARGE OR A CDSC.

     EFFECT ON COST AND FUND EXPENSES. This Special Offer will not affect the total amounts of the Special Offer Funds' annual operating expenses shown in their prospectuses. However, beginning March 1, 2000, the Special Offer Funds will discontinue payment of the 0.25% Shareholder Services Fees on Class A Shares. The Special Offer Funds have no present intention of paying the Shareholder Services Fee for the remainder of their current fiscal years. Instead, the Special Offer Funds will begin to pay Distribution (12b-1) Fees of 0.25% to the Distributor for the sale, distribution and customer servicing of the Class A Shares. The footnotes regarding distribution (12b-1) fees to the tables showing the "Fees and Expenses" in the Special Offer Funds' prospectuses are revised accordingly, and the following information is added to the "Example" that follows each "Fees and Expenses" table.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Special Offer Funds' Class A Shares that are available during the Offering Period with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Funds' Class A Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Special Offer Funds' Class A Shares operating expenses are BEFORE WAIVERS AND
REIMBURSEMENT, as shown in the Special Offer Funds' prospectus tables, and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        1 YEAR   3 YEARS  5 YEARS  10 YEARS

FEDERATED AGGRESSIVE GROWTH FUND

Expenses assuming redemption              $478     $853   $1,454   $3,080
Expenses assuming no redemption           $278     $853   $1,454   $3,080
FEDERATED COMMUNICATIONS TECHNOLOGY
FUND
Expenses assuming redemption              $562   $1,100     NA       NA
Expenses assuming no redemption           $362   $1,100     NA       NA
FEDERATED LARGE CAP GROWTH FUND
Expenses assuming redemption              $387     $579    $996   $2,159
Expenses assuming no redemption           $187     $579    $996   $2,159
FEDERATED INTERNATIONAL SMALL
COMPANY FUND
Expenses assuming redemption              $431     $712  $1,220   $2,615
Expenses assuming no redemption           $231     $712  $1,220   $2,615

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                                                               February 18, 2000

[Graphic]

Federated Securities Corp., Distributor
Cusip 314172875         Cusip 314172818
Cusip 314172867         Cusip 314172792
Cusip 314172859         Cusip 314172784
Cusip 314172842         Cusip 981487838
Cusip 314172834         Cusip 981487820
Cusip 314172826         Cusip 981487812

21566 (2/00)


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1 The Distributor may terminate the Offering Period prior to March 31, 2000 at its discretion. The Distributor also reserves the right to extend this offer beyond the Offering Period.